UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_________________________________

Date of Report

April 6, 2018

(Date of earliest event reported)

ERBA Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14798	11-3500746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

14100 NW 57th Court Miami Lakes, Florida (Address of principal executive offices)		33014 (Zip Code)

(305) 324-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, ERBA Diagnostics, Inc. (the “Company”), has a secured, revolving credit facility of up to $5,000,000 with Citibank, N.A. (“Citibank”), pursuant to that certain Business Loan Agreement, dated as of March 25, 2015 (the “Business Loan Agreement”), and that certain amended and restated Promissory Note, dated as of August 4, 2017.

On April 6, 2018, the Company entered into a Change in Terms Agreement (the “Change in Terms Amendment”) with Citibank, pursuant to which the maturity date of such credit facility has been extended from January 31, 2018 to July 31, 2018, subject to compliance with the terms of the credit facility. On April 12, 2018, the Company entered into an Amendment to Business Loan Agreement (the “Business Loan Amendment”) with Citibank, pursuant to which a new affirmative covenant has been added to the Business Loan Agreement requiring Transasia Bio-Medicals Ltd. (“Transasia”), who, as previously reported, has been and continues to be a guarantor of the Company’s credit facility, to reaffirm its guarantee of the Company’s credit facility. Citibank has advised the Company that Transasia timely complied with the foregoing by reaffirming its guarantee of the Company’s credit facility. Transasia, indirectly through its subsidiary Erba Diagnostics Mannheim GmbH, beneficially owns approximately 83.3% of the outstanding shares of the Company’s common stock.

As previously disclosed, the credit facility contains covenants, which include financial covenants and the requirement to deliver audited financial statements. Other than the aforementioned extension of the maturity date and the addition of the new covenant, the terms and conditions of the credit facility remain the same. All other agreements associated with the credit facility remain unchanged and outstanding.

The foregoing description of the Change in Terms Amendment is qualified in its entirety by reference to the full text of the Change in Terms Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 in its entirety. The foregoing description of the Business Loan Amendment is qualified in its entirety by reference to the full text of the Business Loan Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated into this Item 1.01 in its entirety.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1 – Change in Terms Agreement, executed on April 6, 2018, made by ERBA Diagnostics, Inc. in favor of Citibank, N.A.

10.2 – Amendment to Business Loan Agreement, executed on April 12, 2018, by and between ERBA Diagnostics, Inc. and Citibank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERBA DIAGNOSTICS, INC.

Dated: April 24, 2018	By:	/s/ David Barka
David Barka,
Interim Chief Executive Officer

Exhibit Index

Exhibit	Description

10.1	Change in Terms Agreement, executed on April 6, 2018 made by ERBA Diagnostics, Inc. in favor of Citibank, N.A.

10.2	Amendment to Business Loan Agreement, executed on April 12, 2018 by and between ERBA Diagnostics, Inc. and Citibank, N.A.